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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):       April 5, 2005
                                   --------------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                        0-10786               13-3032158
---------------------------------  ------------------------  -------------------
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


   702 Spirit 40 Park Drive, Chesterfield, Missouri                 63005
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      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number,
including area code                      (636) 530-8000
                                 ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.    Entry Into a Material Definitive Agreement.

     On April 5, 2005, the Compensation Committee of Insituform Technologies, Inc. (the "Company") approved the Company's 2005 Management Annual Incentive Plan. All of the executive officers and certain key employees of the Company participate in the annual incentive plan, which provides for a bonus pool available for payment to participants, the amount of which shall be determined by the Company's earnings for the 2005 fiscal year. The Compensation Committee, in its sole discretion and based upon the recommendation of management, shall allocate the bonus pool amount among participants after completion of the fiscal year.

     At the same meeting, the Compensation Committee established performance criteria applicable to the Company's Long-Term Incentive Plan for the 2005 - 2007 performance period. All of the executive officers of the Company participate in the long-term incentive plan, which provides for the payment of a cash bonus to each executive officer subject to the Company's achievement of certain pre-established performance objectives for the performance period. The performance objectives under the long-term incentive plan are based upon targeted return on equity and growth in earnings per share. Actual amounts payable as a cash bonus range from 13% to 118% of each executive officer's base salary, based upon the extent to which the performance objectives under each of the designated criteria are met, exceeded or below established targets. If minimum levels of target performance are not met, no cash bonuses will be paid to the executive officers under the long-term incentive plan.


Item 9.01.    Financial Statements and Exhibits.

     (c)      Exhibits.

              See the Index to Exhibits attached hereto.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INSITUFORM TECHNOLOGIES, INC.


                                        By:  /s/ David F. Morris
                                           ------------------------------------
                                            David F. Morris
                                            Vice President, General Counsel
                                                and Secretary

Date:  April 7, 2005


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                                INDEX TO EXHIBITS

    Exhibit       Description
    -------       -----------

      10.1        2005 Management Annual Incentive Plan of Insituform
                  Technologies, Inc.